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                    THE UNITED STATES LIFE INSURANCE COMPANY
                             IN THE CITY OF NEW YORK
                            SEPARATE ACCOUNT USL VL-R
                       SUPPLEMENT DATED DECEMBER 31, 2002
                                     TO THE
              VARIABLE UNIVERSAL LIFE INSURANCE POLICY PROSPECTUSES

     Effective December 31, 2002, The United States Life Insurance Company in the City of New York is amending its variable universal life insurance Policy prospectuses for the sole purpose of reflecting a change in the investment options available under new Policies.

     Ayco Growth Fund will no longer be offered as an investment option available under new Policies. For a period of time after December 31, 2002, we may provide you with confirmations, statements and other reports which contain the name of the formerly available investment option.